Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO VOTING AGREEMENT

This AMENDMENT NO. 1 TO VOTING AGREEMENT, dated as of November 19, 2015 (this “Amendment”), is by and among Towers Watson & Co., a Delaware corporation (the “Company”) and the shareholders of Willis Group Holdings plc, an Irish public limited company (“Parent”) listed on Schedule A thereto (each, a “Shareholder” and, collectively, the “Shareholders”).

WHEREAS, the Company and the Shareholders entered into that certain Voting Agreement dated as of June 29, 2015 (the “Voting Agreement”);

WHEREAS, Section 11 of the Voting Agreement provides that the Voting Agreement may be amended, modified and supplemented by written agreement of the parties;

WHEREAS, the Company and the Shareholders now intend to amend certain provisions of the Voting Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Shareholders agree as follows:

1. The term “Merger Agreement” as used in the Voting Agreement means the Agreement and Plan of Merger by and among Willis Group Holdings Public Limited Company, an Irish public limited company (“Parent”), Citadel Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent, and the Company dated as of June 29, 2015, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of November 19, 2015.

2. Each Shareholder, as to itself (severally and not jointly), hereby represents and warrants to the Company as follows: this Amendment has been duly and validly executed and delivered by each Shareholder and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

3. Other than as specifically set forth herein, all other terms and provisions of the Voting Agreement shall remain unaffected by the terms of this Amendment, and shall continue in full force and effect.

4. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

5. This Amendment may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.

IN WITNESS WHEREOF, the Company and the Shareholders have caused to be executed or executed this Amendment as of the date first written above.

TOWERS WATSON & CO.

By:	/s/ John H. Haley
Name: John J. Haley
Title: Chief Executive Officer

VALUEACT CAPITAL MASTER FUND, L.P.
By: VA Partners I, LLC, its General Partner

By:	/s/ Bradley E. Singer
Name: Bradley E. Singer
Title: Chief Operating Officer

VA PARTNERS I, LLC.
By: ValueAct Holdings, L.P., its General Partner

By:	/s/ Bradley E. Singer
Name: Bradley E. Singer
Title: Chief Operating Officer

VALUEACT CAPITAL MANAGEMENT, L.P.
By ValueAct Capital Management LLC, its General Partner

By:	/s/ Bradley E. Singer
Name: Bradley E. Singer
Title: Chief Operating Officer

VALUEACT CAPITAL MANAGEMENT, LLC
By: ValueAct Holdings, L.P., its General Partner

By:	/s/ Bradley E. Singer
Name: Bradley E. Singer
Title: Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 TO VOTING AGREEMENT

VALUEACT HOLDINGS, L.P.
By ValueAct Holdings GP, LLC, its General Partner

By:	/s/ Bradley E. Singer
Name: Bradley E. Singer
Title: Chief Operating Officer

VALUEACT HOLDINGS GP, LLC

By:	/s/ Bradley E. Singer
Name: Bradley E. Singer
Title: Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 TO VOTING AGREEMENT